UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As reported previously, on November 13, 2025, Inspire Veterinary Partners, Inc. (the “Company”) received a notice letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, based upon the closing bid price of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), for the prior 30 consecutive business days, the Company was not in compliance with the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2). The Notice stated that the Company’s securities would be suspended from trading on The Nasdaq Capital Market, unless the Company requested an appeal of such determination to Nasdaq’s Hearings Panel (the “Panel”). The Company requested a hearing, which was held on January 13, 2026 and stayed any further suspension or delisting action by Nasdaq pending the ultimate conclusion of the hearing process.

On January 20, 2026, the Panel denied the Company’s request to continue its listing on Nasdaq. The Common Stock was suspended from trading on The Nasdaq Capital Market at the open of trading on January 21, 2026 and will be delisted from Nasdaq. The Company expects Nasdaq will file a Form 25 with the U.S. Securities and Exchange Commission (“SEC”), which will remove the Company’s securities from listing and registration on Nasdaq.

The Company has received approval for its Common Stock to trade on the OTCQB Venture Market under the trading symbol “IVPR” and the Common Stock began trading on that market on January 21, 2026. The Company intends to continue to file periodic and current reports with the SEC.

Item 8.01 Other Events

On January 21, 2026, the Company issued a press release announcing that its Common Stock is trading on the OTCQB Venture Market. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item. 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s Common Stock delisting and trading market and SEC filing obligations. These statements are subject to risks and uncertainties, including market conditions and the Company’s financial condition, that could cause actual results to differ materially. The Company undertakes no obligation to update forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2026	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer

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